FOURTH AMENDMENT TO
                       CONTRACT FOR ALASKA ACCESS SERVICES


This FOURTH AMENDMENT to the CONTRACT FOR ALASKA ACCESS SERVICES is made effective this 1st day of January, 1999, between GENERAL COMMUNICATION, INC. and its wholly owned subsidiary, GCI COMMUNICATION CORP., an Alaska corporation (together "GCI") with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781, and MCI TELECOMMUNICATIONS CORPORATION, a Delaware corporation, ("MCI") with offices located at 1801 Pennsylvania Avenue, N.W., Washington, DC 20006.

WHEREAS, GCI and MCI entered into that certain Contract for Alaska Access Services dated January 1, 1993, as amended by the First Amendment to Contract for Alaska Access Services dated March 1, 1996, and the Third Amendment (1) to Contract for Alaska Access Services, effective on March 1, 1998 (collectively, the "Agreement"); and

WHEREAS, On September 14, 1998 MCI Communications Corporation (the parent company of MCI) and WorldCom, Inc. merged to create MCI WORLDCOM, Inc., and as a result of such merger, MCI is now an affiliate of WorldCom Network Services, Inc. ("WNS"); and

WHEREAS, GCI, MCI and WNS desire to amend the Agreement to add WNS as a party to the Agreement and to further modify the Agreement in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Definition of Terms. All capitalized terms used in this Fourth Amendment but not defined herein shall have the meanings given to such terms in the Agreement.

2. New Definitions. Section 1 of the Agreement is hereby amended to add the following new definitions:

         "H. ********: WNS MTS traffic that originates outside of Alaska and is sent to GCI for termination in Alaska."

         "I.  ********  Alaska  ********  and  ********  Services:  ******** and
         ******** services obtained from GCI by MCI and/or WNS where one or more termination points reside within Alaska."

3. Utilization of GCI. Section 2.A. of the Agreement is hereby amended as follows:

         "A. MCI and WNS Traffic. MCI shall utilize the transmission services of GCI exclusively for all MCI Traffic. WNS shall use commercially reasonable efforts to utilize the transmission services of GCI for the ******** and the ******** Alaska ******** and ******** Services;
         however, GCI agrees and acknowledges that there may be situations in which it may be necessary or prudent for WNS to utilize the transmission services of a third party (e.g. overflow traffic). GCI will transmit all MCI Traffic and WNS traffic as follows:"



------------------------
(1) A second amendment to Contract for Alaska Access Services was never signed by MCI and GCI.


[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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4.       Delivery of Traffic. Section 2.A. of the Agreement is hereby amended to add the following new subsections:

         "(8) ********. WNS shall deliver ******** to GCI's POP in Seattle, Washington. GCI shall route all ******** received at the Seattle POP to the appropriate destination in Alaska. GCI will protect and restore the ******** in accordance with Section 2.A.(7)."

         "(9) ********  Alaska  ******** and ********  Services.  MCI and/or WNS
         shall interconnect with GCI at the GCI POP in Seattle, Washington. GCI shall provide the bandwidth required by MCI and/or WNS to the Alaska destination and shall coordinate the connection to the customer location."

5.       Charges.

         (a) ********. Section 2.B.(1) of the Agreement is hereby amended to add the following provision:

         "Notwithstanding anything contained in this Agreement to the contrary, commencing on April 1, 1999, the following rates shall apply to all ********:

                  Dates                                       Rate Per Minute
                  -----                                       ---------------
                  04/01/1999 to 12/31/1999                    $********
                  01/01/2000 to 12/31/2001                    $********
                  01/01/2002 and thereafter                   $********

         There shall be no time of day discount. ******** shall pay the ******** access and all Alascom interexchange charges for the ******** of ********."

         (b) ********. Section 2.B.(2) of the Agreement is hereby amended to add the following provision:

         "Notwithstanding anything contained in this Agreement to the contrary, commencing on April 1, 1999, the following rates shall apply to all ******** (except for ********):

                  Dates                                       Rate Per Minute
                  -----                                       ---------------
                  04/01/1999 to 12/31/1999                    $********
                  01/01/2000 to 12/31/2001                    $********
                  01/01/2002 and thereafter                   $********

         There shall be no time of day discount. ******** shall pay the ******** access and all Alascom interexchange charges for the ******** of ********. Any query charges associated with the routing of ******** due to FCC Docket #******** shall be passed on to ********, without any mark-up."



[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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         (c) ********.  Section 2.B. of the  Agreement is hereby  amended to add the following new subsection:

         "(8) ******** shall billed at the rates set forth below. MCI, WNS and GCI shall negotiate the pricing for services as outlined in Sections 2.A.(7)and (8).

                  Dates                                       Rate Per Minute
                  -----                                       ---------------
                  01/01/1999 to 03/31/1999                    $********
                  04/01/1999 to 12/31/1999                    $********
                  01/01/2000 to 12/31/2001                    $********
                  01/01/2002 and thereafter                   $********

         There shall be no time of day discount. ******** shall pay the ******** access and all Alascom interexchange charges for the ******** of ********."

         (d) ******** and ******** Services. Section 2.B. of the Agreement is hereby amended to add the following new subsection:

         "(9)  ******** and ********  Services.  ******** and ********  Services
         shall be at the rates set forth in GCI FCC Tariff #******** and such rates shall reflect the requested terrestrial or satellite bandwidth. Each month GCI shall calculate the ******** and ******** Service charges for all ******** requirements of ******** and below and a ******** will be calculated and applied as follows:

                  ******** of the ******** shall be applied to the following month's ******** invoice and shall be identified on such invoice as "Alaska ******** and ******** Contract ********";

                  ******** of the ******** shall be applied to the following month's ******** invoice and shall be identified on such invoice as "Alaska ******** and ******** Contract ********."

         Further, each month GCI shall calculate the ******** and ******** Service charges for all ******** requirements of ******** and ******** level services and a ******** will be calculated and applied as follows:

                  ******** of the ******** shall be applied to the following month's ******** invoice and shall be identified on such invoice as "Alaska ******** and ******** Contract ********";

                  ******** of the ******** shall be applied to the following month's ******** invoice and shall be identified on such invoice as "Alaska ******** and ******** Contract ********."

         In the event that the above ******** cannot be fully used to offset the applicable invoice, the remaining amount of such ******** shall be applied as directed by MCI or refunded to MCI upon request."



[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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6. Billing.  Section 2.C. of the Agreement is hereby deleted in its entirety and replaced with the following:

         "Billing. GCI shall bill MCI monthly for the services delivered to MCI as outlined in this Agreement. MCI will pay by check within 25 days after receipt of GCI's invoice for such services. GCI shall bill WNS monthly for the services delivered to WNS as outlined in this Agreement. WNS will pay by check within 25 days after receipt of GCI's invoice for such services."

7. Price Protection. Section 2.F. of the Agreement is hereby deleted in its entirety and replaced with the following:

         "Price Protection. Notwithstanding anything to the contrary, GCI shall adjust the pricing for services provided under this Agreement so that GCI shall charge MCI or WNS, as applicable, (i) no more than it charges any other customer for any reasonably comparable mix of services, or
         (ii) if there is no reasonably comparable mix, no more than it charges any other customer for one or more of the services that constitutes a material part of the services purchased by MCI or WNS, as applicable, under this Agreement if there is no substantial discount otherwise provide to MCI or WNS, as applicable, under this Agreement that offsets such other customer's pricing advantage."

8. Notices. Section 5.C. of the Agreement is hereby amended to include the following notice address for WNS and MCI:

         "If to WNS or MCI:         MCI WorldCom, Inc.
                                    National Carrier Policy & Planning
                                    8521 Leesburg Pike
                                    Vienna, VA 22182
                                    Attn: Vice President

         with a copy to:            MCI WorldCom, Inc.
                                    LPP - Network & Facilities
                                    1133 19th Street, NW
                                    Washington, DC 20036"

9. Amendment Signing Bonus. Upon the full execution of this Fourth Amendment, MCI shall be paid a bonus by GCI. The amount of the bonus shall be equal to (a) the number of minutes of ******** by GCI between ******** and ********, multiplied by $******** per minute, plus (b) $********. The bonus shall be applied as a credit against the September 1999 invoice(s) and the December 1999 invoice(s). The September credit shall be equal to $******** plus 50% of the amount of part (a) in the bonus calculation in the second sentence of this paragraph. The December credit shall be equal to the remaining 50% of the amount of part (a) in the bonus calculation in the second sentence of this paragraph. In the event that a portion of the September or December bonus credits cannot be fully used to offset invoiced charges, the remainder of the bonus will carry forward to the following months until such remainder is fully depleted.

10. Consolidation of MCI and WNS. In the event that MCI and WNS are merged or otherwise consolidated in connection with post-merger efforts to consolidate the affiliates of MCI Communications Corporation and WorldCom, Inc., the parties hereby acknowledge and agree that the ******** provision contained in Section ******** of the Agreement and applicable to MCI, not WNS, shall be limited to the traffic and services characterized as ******** traffic prior to such merger or consolidation and shall not be interpreted to create potentially conflicting ******** obligations for MCI or WNS.



[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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11. Effect of Amendment.  All terms and conditions of the Agreement not modified by this Fourth Amendment shall remain in full force and effect.

12. Further Assurances. The parties shall cooperate in good faith, and shall enter into such other instruments and take such other actions as may be necessary or desirable, to fully implement the intent of this Fourth Amendment.

13. Counterparts. This Fourth Amendment may be executed in counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned authorized representatives of GCI, MCI and WNS have executed and delivered this Fourth Amendment as of the date first written above.


GCI COMMUNICATION CORPORATION


By: /s/

Name: Richard Westlund

Title: Vice President, Carrier Relations



MCI TELECOMMUNICATIONS                      WORLDCOM NETWORK SERVICES, INC.
CORPORATION


By: /s/                                     By: /s/

Name: Jay Slocum                            Name: Jay Slocum

Title: Vice President                       Title: Vice President



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